uWink

Investor Presentation

July 2007

Forward-Looking Statements

The statements and discussions contained in this presentation that are not historical facts constitute forward-looking statements, which can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “intends,” “anticipates,” “plans,” “estimates” and analogous or similar expressions intended to identify forward-looking statements. uWink, Inc. wishes to caution the audience that these forward-looking statements and estimates as to future performance, estimates as to future valuations and other statements regarding matters that are not historical facts, are only predictions, and that actual events or results may differ materially. uWink, Inc. cannot assure or guarantee you that any future results described in this Presentation will be achieved, and actual results could vary materially from those reflected in these forward-looking statements. Information contained in this presentation has been compiled by uWink, Inc. from sources believed to be credible and reliable; however, uWink, Inc. cannot guarantee such credibility and reliability. The forecasts and projections of events contained in this presentation are based upon subjective valuations, analyses and personal opinions. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

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Table of Contents

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Welcome to uWink


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uWin
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uWin
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FOOD · DRINKS · MEDIA


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Company Overview

Transaction Summary

OTCBB Ticker:	UWKI (proposed AMEX symbol: UWW)
Basic Shares Outstanding:	~6.5MM
Transaction Size:	Up to $15.0MM
Deal Structure:	Registered Offering
Unit Structure:	1 share of common stock with warrants
Use of Proceeds:	New restaurant development, franchise marketing program and general working capital
Target Close:	August 13th, 2007
Placement Agents:	Merriman Curhan Ford & Co. Sterne, Agee & Leach

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Investment Highlights

- uWink is a new media entertainment “casual dining” experience
  - Proprietary touchscreen food, drink and media ordering
  - Interactive social games played at table
- Attractive operating metrics relative to its peers
  - High sales per square foot; and
  - Low build-out costs per square foot
- Proof of concept achieved, targeting 3-6 new locations over the next twelve months
- Approved for franchising in 34 states – targeting 2/3 franchise mix
- Seasoned management team with proven history of scaling restaurant and entertainment concepts

Senior Management Team

Nolan Bushnell	Chairman & CEO	• Founder, Chuck E. Cheese (CEC) • Founder, Atari, Inc. (ATAR)
Peter Wilkniss	CFO	• Managing Director & CFO, Helfant Group (JEF) • Corporate Attorney, Wachtell, Lipton, Rosen & Katz
John Kaufman	Chief Restaurant & Development Officer	• President & COO, Koo Koo Roo, Inc. • COO, Rosti • VP Operations, California Pizza Kitchen (CPKI)
John Blake	Director, Restaurant Operations	• VP Operations, Wood Ranch BBQ & Grill • Director Operations, California Pizza Kitchen (CPKI)

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uWink Concept

Concept

Technology


APPETIZERS
SALADS
SANDWICHES
BURGERS
PIZZAS
ENTREES
PASTAS
DESSERTS

Digital Media
Entertainment Software

Fresh, Upscale
“Modern Comfort”
Food

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Technology

- Customer-controlled ordering via proprietary table-top touchscreen terminals
- Proprietary order management and entertainment delivery system fully integrated with commercial POS
- Advantages to Customer:
  - Better speed
  - Customer controls experience
- Advantages for uWink:
  - Allows for at-the-table entertainment
  - Labor savings achieved by reduction in front-of-the-house staff


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Digital Media & Entertainment

- The uWink terminal
  - 70+ owned "casual" social games
  - Polls, comedy, movie trailers and short videos
- Unique "casual" games delivery platform
- "Casual" gaming expected to grow from $500MM in 2006 to $2.0BN by 2010 (1)
- Easy to understand games designed to foster social interaction





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(1) Source: Wall Street Research.

Digital Media Interface




help
mute
room events
party tab
my tab
cart
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GAMES
PRIZE GAMES
PREMIUM GAMES
GROUP GAMES
BACK
MORE
KID STUFF
LOVE & FORTUNE
EXPLOR
AND OTHER INK BLOT TESTS.
exit


Round 1
the FIRST DATE game
EXIT
What kind of question do you want?
mild
Spicy

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Digital Entertainment


ROUND 1
Run
High Run
BONUS
ROUND BONUS
33,100
Touch Next Card
Memory
High
Score
Match
Player 1
Player 2
LEVEL
8
PICK ONE
Touch When Ready
Truth or DARE!
Truth
What is your biggest pet peeve?
Continue
Decline
HIGH
LOW
Hint:
Greek Islands
ykonos
Crete
MISS
FITS
Athens
Santorini
55,800
BONUS
Run
High Run

Fresh, Upscale "Modern Comfort" Food

- Modern comfort food featuring wide range of burgers, pizza, pastas, salads, entrees and desserts
- Moderately priced – casual full service segment
- Menu items easily customized by guests
- Kids meals, lunch combos & custom up-sells
- Touchscreen menu can be immediately modified by operations to fit occasion, demographics, seasonality, and food specials
- Begins and ends with Great FOOD!

Food Ordering Interface




search
mute
room events
the tab
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APPETIZERS
SALADS
SANDWICHES
BURGERS
ENTREES
PIZZAS
PASTAS
SIDES


Spaghetti & Meatballs
Just like homemade: 2 large beef meatballs and marinara sauce, tossed with spaghetti and topped with parmesan cheese
Price: $10.50
CANCEL
ORDER
MODIFY

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Drink Ordering Interface




search
mute
room events
the tab
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MARTINIS
MARGARITA
HOUSE SPECIALTIES
BEER
BACK
MORE
WHITE WINE BOTTLE
WHITE WINE GLASS
RED WINE BOTTLE
RED WINE GLASS
EOS
ESTATE WINERY
CHARDONNAY


Ketel One Citroen Lemon Drop
A refreshing blend of Ketel One Citron, sweet and sour with a splash of Cointreau served up with a lemon twist and a sugared rim.
Price: $8.50
CANCEL
ORDER
MODIFY



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Value Proposition

Unit Growth Strategy

- Next twelve months
  - Howard Hughes Center
  - Hollywood & Highland
  - 2-4 additional locations under negotiation
- Mix of 1/3 company-owned and 2/3 franchised locations
  - Authorized to sell franchises in 34 states
  - First franchise area development agreement signed in Florida
  - Compelling economic model: includes software license and hardware sale to franchisee
- International expansion
  - First International joint venture signed in Canada

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Unit Economics

Attractive operating metrics –

- *High sales per square foot and low build-out costs per square foot*
- *Expect 20-30% free cash-flow margins at maturity*
- *Superior cash-on-cash returns*

	UWNK	CPKI	BJRI
Sales/ Sq ft.	**$590[(1)]**	**$580**	**$588**
Build-out/ Sq ft.	**$200-350**	**$466**	**$450**

Source: SEC filings, Wall Street Research, Company presentations and Company estimates.
(1) Based on June 2007 monthly Revenue run rate.

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Unique Revenue Drivers

- High sales per square foot, low build-out costs
- Higher margin digital media revenue
  - 15% of targeted Revenue mix
- Private party demand - $500 for birthdays up to $27,500 for 6 hour restaurant “buyout”
- Unique merchandising opportunities
  - Recently-announced agreement signed with Imagination Games
- Future potential for in-restaurant advertising

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Prototype Location

- Former failed restaurant with existing kitchen
- 5,300 square feet; 220 seats, 50 more to be added
- ~$1.0MM build out cost
- Grand opening: November 2006
- Broad customer demographic adoption
- 60,000-75,000 games played per week
- Primarily word-of-mouth driven growth
- 135% revenue growth over last 6 months
  - 4Q06: $290,000
  - 1Q07: $557,907
  - 2Q07: $682,000


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Room to Grow

Potential to increase revenue per customer without having a negative impact on visit frequency

Restaurant	Check Avg. including alcohol
Applebee's	$10.75
BJ's Brewery	$11.50
Chili's	$12.18
California Pizza Kitchen	$13.23
uWink	**$14.00**
TGIF	$15.75
Cheesecake Factory	$17.00
PF Chang's	$19.50

Source: SEC filings, Wall Street Research, Company presentations and Company estimates.

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Financial Highlights

Summary Income Statement

		Three month periods ended		
		April 3, 2007		March 31, 2006 (Restated)
NET SALES	$	578,876	$	50,347
COST OF SALES		198,128		34,168
GROSS PROFIT		380,748		16,179
OPERATING EXPENSES				
Selling, general and administrative expenses		1,658,794		395,326
TOTAL OPERATING EXPENSES		1,658,794		395,326
LOSS FROM OPERATIONS		(1,278,046)		(379,147)
OTHER INCOME (EXPENSE)				
Beneficial conversion of debt		-		(22,500)
Gain on settlement of debt		-		676
Interest expense		(12,030)		(7,924)
Fair value of warrant liability		-		(500,444)
TOTAL OTHER EXPENSE		(12,030)		(530,192)
LOSS BEFORE PROVISION FOR INCOME TAXES		(1,290,077)		(909,339)
PROVISION FOR INCOME TAXES		1,379		-
NET LOSS	$	(1,291,456)	$	(909,339)
NET LOSS PER COMMON SHARE - BASIC AND DILUTED	$	(0.05)	$	(0.06)

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Capitalization Table

Equity

	Basic shares		Ex. Price [1]	FD Shares
Management basic share ownership	1,080,224	$	-	1,080,224
Shares outstanding (as of 07/23/07)	5,469,830	$	-	5,469,830
Other securities:				
Options		$	3.80	1,087,308
Warrants		$	4.12	1,759,349
Restricted stock				137,500
Total shares outstanding	6,550,054			
Fully-diluted shares outstanding [2]				9,534,211

Debt

		Amount
Convertible notes [3]	$	1,944,785
Total debt	$	1,944,785

Note: All share figures reflect 4 for 1 reverse split effective as of July 23, 2007.
(1) Represents weighted-average exercise price.
(2) Fully-diluted shares outstanding assumes basic shares outstanding plus any Options, Warrants and Restricted Stock outstanding.
(3) 120% of the principal amount of the Notes are convertible at the same terms as a subsequent financing greater than $3.0MM.

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Use of Proceeds

New restaurant development

Marketing of franchise program

Working capital

Investment Highlights

- uWink is a new media entertainment “casual dining” experience
  - Proprietary touchscreen food, drink and media ordering
  - Interactive social games played at table
- Attractive operating metrics relative to its peers
  - High sales per square foot; and
  - Low build-out costs per square foot
- Proof of concept achieved, targeting 3-6 new locations over the next twelve months
- Approved for franchising in 34 states – targeting 2/3 franchise mix
- Seasoned management team with proven history of scaling restaurant and entertainment concepts

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